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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)     August 14, 2003
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                        TeraForce Technology Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-11630                 76-0471342
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


         1240 East Campbell Road, Richardson, Texas                  75081
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          (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code       (469) 330-4960
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2003 the Company issued a press release (see Exhibit 99.1) concerning its results of operations for the quarter ended June 30, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial Statements of Business to Be Acquired: N/A

    (b) Pro Forma Financial Information: N/A

    (c) Exhibits:

   99.1 Press release issued August 14, 2003

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TeraForce Technology Corporation
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                                                     (Registrant)


Date: August 19, 2003                          By: /s/ Herman M. Frietsch
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                                                         (Signature)
                                                   Herman M. Frietsch
                                                   Chairman of the Board and CEO


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